UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

SURNA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54286	27-3911608
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

1780 55th St., Suite C Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 993-5271
Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2015, Tom Bollich submitted his resignation as President, Chief Executive Officer, Chairman of the Board and a member of the Board of Directors of Surna, Inc. (“Surna” or the “Company”), effective April 15, 2015. Mr. Bollich did not resign because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Bryon Jorgenson will succeed Mr. Bollich as CEO of Surna. Mr. Jorgenson joined the Company in January as Chief Operating Officer as disclosed in Surna’s Form 8-K filed January 8, 2015 (which is incorporated herein by reference). He has more than 25 years of experience at the executive-level and as an engineer in industrial electronics, life sciences and industrial automation systems. His career has focused on business development functions including product commercialization, pre-acquisition due diligence, business integration, management team transition, and operations performance improvement.

Item 8.01.	Other Events.

On February 26, 2015, the Company issued a press release regarding Mr. Bollich’s resignation and appointment of Bryon Jorgenson as his successor. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

8.1	Chief Operating Officer Employment Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Report on Form 8-K as filed with the Securities and Exchange Commission on January 8, 2015)

8.2	Executive Officer Confidentiality, Non-competition and Non-solicitation Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Report on Form 8-K as filed with the Securities and Exchange Commission on January 8, 2015)

99.1	Press release of the Company dated February 26, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURNA, INC.

Date: February 26, 2015	By:	/s/ Douglas McKinnon
Douglas McKinnon, Executive Vice President and Chief Financial Officer